COMPANY GUARANTY AGREEMENT

     THIS COMPANY GUARANTY  AGREEMENT (this "Guaranty  Agreement"),  dated as of
                                             -------------------
August 24, 2005, is made by CARMAX, INC., a Virginia corporation (the "Guarantor"), to BANK OF AMERICA, N.A., a national banking association organized
 ---------
and existing under the laws of the United States, as administrative agent (in such capacity, the "Administrative Agent") for each of the lenders (the
                       ---------------------
"Lenders")  now  or  hereafter  party  to the  Credit  Agreement  defined  below
 -------
(collectively  with the  Administrative  Agent and the L/C Issuer,  the "Secured
                                                                         -------
Parties").  All  capitalized  terms used but not otherwise  defined herein shall
-------
have the meanings ascribed to such terms in the Credit Agreement.

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Secured Parties have agreed to provide to CarMax Auto Superstores, Inc., a Virginia corporation (the "Revolving Borrower"), and
                                                     -------------------
certain other  Subsidiaries of the Guarantor  (collectively  the "Borrowers" and
                                                                  ---------
each  individually  a  "Borrower")  a revolving  credit  facility with letter of
                        --------
credit, swing line and new vehicle swing line sublimits pursuant to the terms of that certain Credit Agreement dated as of even date herewith, among the Revolving Borrower, the Company, the other Borrowers, the Administrative Agent, the L/C Issuer and the Lenders (as from time to time amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement")
                                                             -----------------
(the Borrowers other than the Revolving Borrower being referred to collectively as the "Designated Borrowers"); and
        --------------------

     WHEREAS, the Guarantor will materially benefit from the Loans made and to be made, and the Letters of Credit issued and to be issued, under the Credit Agreement; and

     WHEREAS, the Guarantor is required to enter into this Guaranty Agreement pursuant to the terms of the Credit Agreement; and

     WHEREAS, a material part of the consideration given in connection with and as an inducement to the execution and delivery of the Credit Agreement by the Secured Parties is the execution and delivery of this Guaranty Agreement, and the Secured Parties are unwilling to extend and maintain the credit facilities provided under the Loan Documents unless the Guarantor enters into this Guaranty Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

     1. Guaranty. The Guarantor hereby unconditionally,  absolutely, continually
        --------
and irrevocably guarantees to the Administrative Agent for the benefit of the Secured Parties the payment and performance in full of the Guaranteed Liabilities (as defined below). For all purposes of this Guaranty Agreement, "Guaranteed Liabilities" means: (a) each Borrower's prompt payment in full, when
 ----------------------
due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Notes, and all other Loan Documents heretofore, now or at any time or times hereafter owing, arising, due or payable from such Borrower to any one or more of the Secured Parties, including principal, interest, premiums and fees (including, but not limited to,


C723924
loan fees and reasonable fees,  charges and disbursements of counsel  ("Attorney
                                                                        --------
Costs"));  and (b)  each  Borrower's  prompt,  full  and  faithful  performance,
-----
observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by such Borrower under the Credit Agreement, the Notes and all other Loan Documents. The Guarantor's obligations to the Secured Parties under this Guaranty Agreement are hereinafter collectively referred to as the "Guarantor's Obligations".
                                 -----------------------

     The Guarantor agrees that it is directly and primarily liable for the Guaranteed Liabilities.

     The Guarantor's Obligations are secured by various Security Instruments referred to in the Credit Agreement, including without limitation the Security Agreement and each Joinder Agreement.

     2. Payment.  If any Borrower shall default in payment or performance of any
        -------
of the Guaranteed Liabilities, whether principal, interest, premium, fee (including, but not limited to, loan fees and Attorney Costs), or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of an Event of Default, then the Guarantor will, upon demand thereof by the Administrative Agent, fully pay to the Administrative Agent, for the benefit of the Secured Parties, an amount equal to all the Guaranteed Liabilities then due and owing.

     3. Absolute Rights and  Obligations.  This is a guaranty of payment and not
        --------------------------------
of collection. The Guarantor's Obligations under this Guaranty Agreement shall be absolute and unconditional irrespective of, and the Guarantor hereby expressly waives, to the extent permitted by law, any defense to its obligations under this Guaranty Agreement and all Security Instruments to which it is a party by reason of:

          (a) any lack of legality, validity or enforceability of the Credit Agreement, of any of the Notes, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to any of the Guarantor's Obligations, any of the Guaranteed Liabilities, or any other guaranty of any of the Guaranteed Liabilities (the Loan Documents and all such other agreements and instruments being collectively referred to as the "Related Agreements");
                                      ------------------

          (b) any action taken under any of the Related Agreements, any exercise of any right or power therein conferred, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided;

          (c) any acceleration of the maturity of any of the Guaranteed Liabilities or of any other obligations or liabilities of any Person under any of the Related Agreements;

          (d) any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for any of the Guaranteed Liabilities, or for any other obligations or liabilities of any Person under any of the Related Agreements;

                                       2
C723924

          (e) any dissolution of any Borrower or the Guarantor or any other party to a Related Agreement, or the combination or consolidation of any Borrower or the Guarantor or any other party to a Related Agreement into or with another entity or any transfer or disposition of any assets of any Borrower or the Guarantor or any other party to a Related Agreement;

          (f) any extension (including without limitation extensions of time for payment), renewal, amendment, restructuring or restatement of, any acceptance of late or partial payments under, or any change in the amount of any borrowings or any credit facilities available under, the Credit Agreement, any of the Notes or any other Loan Document or any other Related Agreement, in whole or in part;

          (g) the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Guaranteed Liabilities (including without limitation obligations arising under any other Guaranty now or hereafter in effect);

          (h) any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in the Credit Agreement, any other Loan Document or any other Related Agreement, including without limitation any term pertaining to the payment or performance of any of the Guaranteed Liabilities, or any of the obligations or liabilities of any party to any other Related Agreement; or

          (i) any other circumstance whatsoever (with or without notice to or knowledge of the Guarantor) which may or might in any manner or to any extent vary the risks of the Guarantor, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor, including without limitation any right to require or claim that resort be had to any Borrower or any other Loan Party or to any collateral in respect of the Guaranteed Liabilities or Guarantor's Obligations.

It is the express purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantor's Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.

     4. Currency and Funds of Payment. All Guarantor's  Obligations will be paid
        -----------------------------
in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Guaranteed Liabilities, or the rights of any Secured Party with respect thereto as against any Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by any Borrower of any or all of the Guaranteed Liabilities.

     5. Events of Default.  Without limiting the provisions of Section 2 hereof,
        -----------------                                      ---------
in the event that there shall occur and be continuing an Event of Default, then notwithstanding any collateral or other security or credit support for the Guaranteed Liabilities, at the Administrative Agent's election and without notice thereof or demand therefor, the Guarantor's Obligations shall immediately be and become due and payable.

                                       3
C723924

     6. Subordination. Until this Guaranty Agreement is terminated in accordance
        -------------
with Section 21 hereof,  the Guarantor hereby  unconditionally  subordinates all
     ----------
present and future debts, liabilities or obligations now or hereafter owing to the Guarantor (i) of each Borrower, to the payment in full of the Guaranteed Liabilities and (ii) of each other Person now or hereafter constituting a Loan Party, to the payment in full of the obligations of such Loan Party owing to any Secured Party and arising under the Loan Documents. All amounts due under such subordinated debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and, upon request by the Administrative Agent, paid over forthwith to the Administrative Agent for the benefit of the Secured Parties on account of the Guaranteed Liabilities, the Guarantor's Obligations, or such other obligations, as applicable, and, after such request and pending such payment, shall be held by the Guarantor as agent and bailee of the Secured Parties separate and apart from all other funds, property and accounts of the Guarantor.

     7. Suits.  The Guarantor from time to time shall pay to the  Administrative
        -----
Agent for the benefit of the Secured Parties, on demand, at the Administrative Agent's Office or such other address as the Administrative Agent shall give notice of to the Guarantor, the Guarantor's Obligations as they become or are declared due, and in the event such payment is not made forthwith, the
Administrative Agent may proceed to suit against the Guarantor. At the Administrative Agent's election, one or more and successive or concurrent suits may be brought hereon by the Administrative Agent against the Guarantor, whether or not suit has been commenced against any Borrower, or any other Person and whether or not the Secured Parties have taken or failed to take any other action to collect all or any portion of the Guaranteed Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Guaranteed Liabilities, and irrespective of any event, occurrence, or condition described in Section 3
                                                                       ---------
hereof.

     8. Set-Off and Waiver. The Guarantor waives any right to assert against any Secured Party as a defense, counterclaim, set-off, recoupment or cross claim in respect of its Guarantor's Obligations, any defense (legal or equitable) or other claim which the Guarantor may now or at any time hereafter have against any Borrower or any or all of the Secured Parties without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to the Guarantor. The Guarantor agrees that each Secured Party shall have a lien for all the Guarantor's Obligations upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts, now or hereafter pledged, mortgaged, transferred or assigned to such Secured Party or otherwise in the possession or control of such Secured Party for any purpose (other than solely for safekeeping and other than the Collection Account) for the account or benefit of the Guarantor, including any balance of any deposit account or of any credit of the Guarantor with the Secured Party, whether now existing or hereafter established, and hereby authorizes each Secured Party upon the occurrence and during the continuance of an Event of Default at any time or times with or without prior notice to apply such balances or any part thereof to such of the Guarantor's Obligations to the Secured Parties then due and in such amounts as provided for in the Credit Agreement or otherwise as they may elect. For the purposes of this Section 8, all remittances and property shall be deemed
                         ---------
to be in the possession of a Secured Party as soon as the same may be put in transit to it by mail or carrier or by other bailee.

                                       4
C723924

     9. Waiver of Notice; Subrogation.
        -----------------------------

     (a) The Guarantor hereby waives to the extent permitted by law notice of the following events or occurrences: (i) acceptance of this Guaranty Agreement;
(ii) the Lenders' heretofore, now or from time to time hereafter making Loans and issuing Letters of Credit and otherwise loaning monies or giving or extending credit to or for the benefit of any Borrower or any other Loan Party, or otherwise entering into arrangements with any Loan Party giving rise to Guaranteed Liabilities, whether pursuant to the Credit Agreement or the Notes or any other Loan Document or Related Agreement or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) presentment, demand, default, non-payment, partial payment and protest; and (iv) any other event, condition, or occurrence described in Section 3 hereof. The
                                                          ---------
Guarantor agrees that each Secured Party may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as each Secured Party, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing the Guarantor from its Guarantor's Obligations, and the Guarantor hereby consents to each and all of the foregoing events or occurrences.

     (b) The Guarantor hereby agrees that payment or performance by the Guarantor of its Guarantor's Obligations under this Guaranty Agreement may be enforced by the Administrative Agent on behalf of the Secured Parties upon demand by the Administrative Agent to the Guarantor without the Administrative Agent being required, the Guarantor expressly waiving to the extent permitted by law any right it may have to require the Administrative Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against any Borrower or any other guarantor of the Guaranteed Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Administrative Agent or any Lender or other party to a Related Agreement by any Borrower or any other Person on account of the Guaranteed Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY THE GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE ADMINISTRATIVE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE ADMINISTRATIVE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT.

     (c) The Guarantor further agrees with respect to this Guaranty Agreement that it shall have no right of subrogation, reimbursement, contribution or indemnity, nor any right of recourse to security for the Guaranteed Liabilities unless and until 93 days immediately following the Facility Termination Date (as defined below) shall have elapsed without the filing or commencement, by or against any Loan Party, of any state or federal action, suit, petition or proceeding seeking any reorganization, liquidation or other relief or arrangement in respect of creditors of, or the appointment of a receiver, liquidator, trustee or conservator in respect to, such Loan Party or its assets. This waiver is expressly intended to prevent the existence of any claim in


                                       5
C723924
respect to such subrogation, reimbursement, contribution or indemnity by the Guarantor against the estate of any other Loan Party within the meaning of
Section 101 of the United States Bankruptcy Code, in the event of a subsequent case involving any other Loan Party. If an amount shall be paid to the Guarantor on account of such rights at any time prior to termination of this Guaranty Agreement in accordance with the provisions of Section 21 hereof, such amount
                                                 ----------
shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent, for the benefit of the Secured Parties, to be credited and applied upon the Guarantor's Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or otherwise as the Secured Parties may elect. The agreements in this subsection shall survive repayment of all of the Guarantor's Obligations, the termination or expiration of this Guaranty Agreement in any manner, including but not limited to termination in accordance with Section 21 hereof, and occurrence of
                                           ----------
the Facility Termination Date. For purposes of this Guaranty Agreement, "Facility Termination Date" means the date as of which all of the following
 ---------------------------
shall have occurred: (a) each Borrower shall have permanently terminated the credit facilities under the Loan Documents by final payment in full of all Outstanding Amounts, together with all accrued and unpaid interest and fees thereon, other than (i) the undrawn portion of Letters of Credit and (ii) all letter of credit fees relating thereto accruing after such date (which fees shall be computed (based on interest rates and the Applicable Rate then in effect) on such undrawn amounts to the respective expiry dates of the Letters of Credit), in each case as have been fully Cash Collateralized or as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuer shall have been made; (b) all Commitments shall have terminated or expired; and (c) the Guarantor, each Borrower and each other Loan Party shall have fully, finally and irrevocably paid and satisfied in full all of their respective obligations and liabilities arising under the Loan Documents, including with respect to such Borrower and the Obligations (except for future obligations consisting of continuing indemnities and other contingent Obligations of the Guarantor, any Borrower or any Loan Party that may be owing to the Administrative Agent, the L/C Issuer, any Lender, or any of their respective Related Parties pursuant to the Loan Documents and expressly survive termination of the Credit Agreement or any other Loan Document).

     10.  Effectiveness;   Enforceability.  This  Guaranty  Agreement  shall  be
          -------------------------------
effective as of the date first above written and shall continue in full force and effect until termination in accordance with Section 21 hereof. Any claim or
                                                ----------
claims that the Secured Parties may at any time hereafter have against the Guarantor under this Guaranty Agreement may be asserted by the Administrative Agent on behalf of the Secured Parties by written notice directed to the Guarantor in accordance with Section 23 hereof.
                             ----------

     11.  Representations and Warranties.  The Guarantor warrants and represents
          ------------------------------
to the Administrative Agent, for the benefit of the Secured Parties, that it is duly authorized to execute and deliver this Guaranty Agreement, and to perform its obligations under this Guaranty Agreement, that this Guaranty Agreement has been duly executed and delivered on behalf of the Guarantor by its duly authorized representatives; that this Guaranty Agreement is legal, valid, binding and enforceable against the Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of


                                       6
C723924
creditors' rights generally and by general equitable principles; and that the Guarantor's execution, delivery and performance of this Guaranty Agreement do not violate or constitute a breach of any of its Organizational Documents, any agreement or instrument to which the Guarantor is a party, or any law, order, regulation, decree or award of any governmental authority or arbitral body to which it or its properties or operations is subject.

     12.  Expenses.  The  Guarantor  agrees to be liable for the  payment of all
          --------
reasonable fees and expenses, including Attorney Costs, incurred by any Secured Party in connection with the enforcement of this Guaranty Agreement, whether or not suit be brought.

     13. Reinstatement.  The Guarantor agrees that this Guaranty Agreement shall
         -------------
continue to be effective or be reinstated, as the case may be, at any time payment received by any Secured Party in respect of any Guaranteed Liabilities is rescinded or must be restored for any reason, or is repaid by any Secured Party in whole or in part in good faith settlement of any pending or threatened avoidance claim.

     14. Attorney-in-Fact.  To the extent permitted by law, the Guarantor hereby
         ----------------
appoints the Administrative Agent, for the benefit of the Secured Parties, as the Guarantor's attorney-in-fact for the purposes of carrying out the provisions of this Guaranty Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided, that the Administrative Agent shall have and may exercise
             --------
rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.

     15. Reliance.  The Guarantor  represents and warrants to the Administrative
         --------
Agent, for the benefit of the Secured Parties, that: (a) the Guarantor has adequate means to obtain on a continuing basis (i) from each Borrower, information concerning the Loan Parties and the Loan Parties' financial condition and affairs and (ii) from other reliable sources, such other information as it deems material in deciding to provide this Guaranty Agreement ("Other Information"), and has full and complete access to the Loan Parties'
  ------------------
books and records and to such Other Information; (b) the Guarantor is not relying on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, to provide any such information, now or in the future; (c) the Guarantor has been furnished with and reviewed the terms of the Credit Agreement and such other Loan Documents and Related Agreements as it has requested, is executing this Guaranty Agreement freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty Agreement; (d) the Guarantor has relied solely on the Guarantor's own independent investigation, appraisal and analysis of each Borrower, each Borrower's financial condition and affairs, the "Other Information", and such other matters as it deems material in deciding to provide this Guaranty Agreement and is fully aware of the same; and (e) the Guarantor has not depended or relied on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, for any information whatsoever concerning any Borrower or any Borrower's financial condition and affairs or any other matters material to the Guarantor's decision to provide this Guaranty Agreement, or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. The Guarantor agrees that no Secured Party has any duty or responsibility whatsoever, now or in the future, to


                                       7
C723924
provide to the Guarantor any information concerning any Borrower or any Borrower's financial condition and affairs, or any Other Information, other than as expressly provided herein, and that, if the Guarantor receives any such information from any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, the Guarantor will independently verify the information and will not rely on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, with respect to such information.

     16.  Rules of  Interpretation.  The rules of  interpretation  contained  in
          ------------------------
Sections  1.02 and 1.05 of the  Credit  Agreement  shall be  applicable  to this
--------------     ----
Guaranty Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any extension of credit referred to herein or guaranteed hereby.

     17. Entire  Agreement.  This Guaranty  Agreement,  together with the Credit
         -----------------
Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements, understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Except as provided in Section 21 hereof, neither this Guaranty Agreement
                              ----------
nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

     18. Binding Agreement;  Assignment.  This Guaranty Agreement and the terms,
         ------------------------------
covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and thereto, and to their respective heirs, legal representatives, successors and assigns; provided, however, that the Guarantor shall not be permitted to assign any of its rights, powers, duties or obligations under this Guaranty Agreement or any other interest herein or therein without the prior written consent of the Administrative Agent. Without limiting the generality of the foregoing sentence of this Section 18, any Lender
                                                          ----------
or the L/C Issuer may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender or the L/C Issuer herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section
          ----------                                                     -------
10.06 thereof concerning  assignments and participations.  All references herein
-----
to the Administrative Agent shall include any successor thereof.

     19. Severability. The provisions of this Guaranty Agreement are independent
         ------------
of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Guaranty Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.


                                       8
C723924

     20. Counterparts.  This Guaranty Agreement may be executed in any number of
         ------------
counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Guaranty Agreement to produce or account for more than one such counterpart executed by the Guarantor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 20, the provisions of Section 10.02(b) of the Credit
                   ----------                    -----------------
Agreement shall be applicable to this Guaranty Agreement.

     21.  Termination.  Subject to reinstatement  pursuant to Section 13 hereof,
          -----------                                         ----------
this Guaranty Agreement and all of the Guarantor's Obligations hereunder (excluding those Guarantor's Obligations relating to Guaranteed Liabilities that expressly survive such termination) shall terminate on the Facility Termination Date.

     22.  Remedies  Cumulative;   Late  Payments.  All  remedies  hereunder  are
          --------------------------------------
cumulative and are not exclusive of any other rights and remedies of the Administrative Agent or any other Secured Party provided by law or under the Credit Agreement, the other Loan Documents or other applicable agreements or instruments. The making of the Loans and other credit extensions pursuant to the Credit Agreement and other Related Agreements shall be conclusively presumed to have been made or extended, respectively, in reliance upon the Guarantor's guaranty of the Guaranteed Liabilities pursuant to the terms hereof. Any amounts not paid when due under this Guaranty Agreement shall bear interest at the Default Rate.

     23. Notices. Any notice required or permitted hereunder shall be given, (a)
         -------
with  respect to the  Guarantor,  at the address of the  Guarantor  indicated in
Schedule   10.02  of  the  Credit   Agreement   and  (b)  with  respect  to  the
----------------
Administrative Agent or any other Secured Party, at the Administrative Agent's address indicated in Schedule 10.02 of the Credit Agreement. All such addresses
                     --------------
may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and
              --------------
effectiveness of notices and modifications of addresses thereunder.

     24. Governing Law; Venue; Waiver of Jury Trial.
         ------------------------------------------

          (a) THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

          (b) THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY THE EXECUTION AND DELIVERY OF THIS GUARANTY AGREEMENT, THE GUARANTOR EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND

                                       9
C723924

     ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE GUARANTOR HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE NONEXCLUSIVE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

          (c) EACH PARTY HERETO AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, EACH OTHER SECURED PARTY, IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 23 HEREOF. NOTHING IN THIS GUARANTY
                                    ----------
     AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

          (d) NOTHING CONTAINED IN SUBSECTIONS (b) or (c) HEREOF SHALL PRECLUDE THE GUARANTOR, OR ANY BORROWER OR THE ADMINISTRATIVE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE THE GUARANTOR OR ANY OF THE GUARANTOR'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH COURT.

          (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS GUARANTY AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, THE GUARANTOR AND THE ADMINISTRATIVE AGENT ON BEHALF OF THE SECURED PARTIES HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT ANY SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

          (f) EACH PARTY HERETO AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, EACH OTHER SECURED PARTY HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION THE GUARANTOR HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

                                       10
C723924

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Guaranty Agreement as of the day and year first written above.

                                     GUARANTOR:
                                     ----------

                                     CARMAX, INC.

                                     By:  /s/ Keith D. Browning
                                        ------------------------------------
                                     Name:    Keith D. Browning
                                          ----------------------------------
                                     Title:   Executive Vice President
                                           ---------------------------------















                           COMPANY GUARANTY AGREEMENT
                                 Signature Page
C723924

`                                    ADMINISTRATIVE AGENT:
-                                    ---------------------

                                     BANK OF AMERICA, N.A., as Administrative
                                     Agent

                                     By:   /s/  Anne M. Zeschke
                                        --------------------------------------
                                     Name:      Anne M. Zeschke
                                          ------------------------------------
                                     Title:     Assistant Vice President
                                           -----------------------------------

















                           COMPANY GUARANTY AGREEMENT
                                 Signature Page
C723924